Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2004

Commission File No. 0-16992

CONCORDE CAREER COLLEGES, INC.
(Exact name of registrant as specified in its charter)

       Delaware                                 43-1440321
    (State of other jurisdiction of                    (I. R. S. Employer Identification
    Incorporation or Organization)                 Number)

5800 Foxridge, Suite 500, Mission, Kansas ,             66202
(Address of Principal Executive Office)                 (Zip Code)

Registrant’s telephone number, including area code:    (913) 831-9977

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ITEM 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibit is furnished with this document.

99.1   Press release of Concorde Career Colleges, Inc., issued August 2, 2004, reporting results of operations for the quarter and six months ended June 30, 2004.

ITEM 12. Results of Operations and Financial Condition

On August 2, 2004 Concorde Career Colleges, Inc. (the “Company”) issued a press release reporting results of operations for the quarter and six months ended June 30, 2004. A copy of the press release is attached to this report as Exhibit 99.1.

The Company also held a conference call on August 3, 2004, to discuss the Company’s results of operations for the quarter and six months ended June 30, 2004.

The information furnished under this Item 12, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCORDE CAREER COLLEGES, INC.

Date: August 3, 2004	By:	/s/ Jack L. Brozman

Title Chief Executive Officer

Date: August 3, 2004	By:	/s/ Paul R. Gardner

Title Chief Financial Officer

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